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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2005

CompuCredit Corporation
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	000-25751 (Commission File Number)	58-2336689 (I.R.S. Employer Identification No.)

245 Perimeter Center Parkway, Suite 600, Atlanta, Georgia, 30346
(Address of principal executive offices)

Registrant's telephone number, including area code: 770-206-6200

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

        On May 27, 2005, CompuCredit Corporation (the "Company") issued $250,000,000 aggregate principal amount of its 3.625% Convertible Senior Notes due 2025 (the "Notes"). The Notes were issued pursuant to an Indenture dated May 27, 2005 (the "Indenture") between the Company and Wachovia Bank, National Association, as Trustee under the Indenture. The Company has granted the initial purchasers of the Notes a 13-day option to purchase up to an additional $50,000,000 aggregate principal amount of the Notes. During certain periods and subject to certain conditions, the Notes may be converted, redeemed or repurchased. The Notes will bear interest at a rate of 3.625% per year and will mature on May 30, 2025, unless earlier converted, redeemed or repurchased.

        Pursuant to a Resale Registration Rights Agreement dated May 27, 2005 (the "Registration Rights Agreement") among the Company and the representatives of the initial purchasers of the Notes, the Company has agreed to register the resale of the Notes and the underlying common stock of the Company under the Securities Act of 1933, as amended.

        The foregoing description of the Indenture and the Registration Rights Agreement are qualified in their entirety by reference to the full terms and provisions of those agreements as set forth in the Indenture and the Registration Rights Agreement. Copies of the Indenture and the Registration Rights Agreement are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit 4.1	Indenture dated May 27, 2005 between CompuCredit Corporation and Wachovia Bank, National Association.
Exhibit 4.2	Resale Registration Rights Agreement dated May 27, 2005 among the Company and the representatives of the initial purchasers of the Notes.
Exhibit 99.1	Press Release issued May 24, 2005 regarding pricing of Convertible Senior Notes due 2025.
Exhibit 99.2	Press Release issued May 27, 2005 regarding completion of sale of Convertible Senior Notes due 2025.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUCREDIT CORPORATION
Dated: May 27, 2005	By:	/s/ J.PAUL WHITEHEAD, III J.Paul Whitehead, III Chief Financial Officer

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EXHIBIT INDEX

Form 8-K
May 24, 2005

Filed
Exhibit No.	Description	Herewith	By Reference
4.1	Indenture dated May 27, 2005 between CompuCredit Corporation and Wachovia Bank, National Association.	X
4.2	Resale Registration Rights Agreement dated May 27, 2005 among the Company and the representatives of the initial purchasers of the Notes.	X
99.1	Press Release issued May 24, 2005.	X
99.2	Press Release issued May 27, 2005.	X

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QuickLinks

  Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
  Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX